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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 2, 2003



                                 FRIEDMAN'S INC.

             (Exact name of registrant as specified in its charter)




           DELAWARE                      0-22356                   58-20583
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                               4 WEST STATE STREET
                             SAVANNAH, GEORGIA 31401
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE.

      Attached hereto as Exhibit 99.1 is a press release published by Friedman's Inc. on July 2, 2003 which announced sales results for Friedman's for its third fiscal quarter and for the nine-month period ended June 28, 2003, and which included sales information for Crescent Jewelers Inc. and for the pro-forma consolidated entity for the same periods. This information is being furnished by Friedman's pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FRIEDMAN'S INC.
                                          (Registrant)

Date: July 3, 2003                        By: /s/ Victor M. Suglia
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                                              Victor M. Suglia
                                              Senior Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Secretary


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